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                                                                    EXHIBIT 23.2



                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in this Registration Statement on Form S-4 of Harmonic Inc. of our report dated January 18, 2000, relating to the financial statements appearing in Harmonic Inc.'s Annual Report on Form 10-KA for the year ended December 31, 1999.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
June 1, 2000